UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 21, 2005

Johnson Outdoors Inc.
(Exact name of registrant as specified in its charter)

Wisconsin	0-16255	39-1536083
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

555 Main Street, Racine, Wisconsin 53403
(Address of principal executive offices, including zip code)

(262) 631-6600
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Government and Management

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On November 21, 2005, Johnson Outdoors Inc. (the “Company”) announced that David W. Johnson had been appointed as the Vice President - Chief Financial Officer of the Company. Johnson, 42, joined the Company in 2001 and was the Director of Treasury Services and Financial Analysis before becoming Interim Chief Financial Officer in August 2005. Prior to joining the Company, Mr. Johnson was employed by The Proctor & Gamble Company in a variety of financial positions of increasing responsibility.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          JOHNSON OUTDOORS, INC.

Date: November 21, 2005        By:  /s/ Jervis B. Perkins
                                                                          Jervis B. Perkins
                                                  Its:  President and Chief Operating Officer

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